UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     FORM 8-K

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) -- April 13, 1995

                                ESSEX GROUP, INC.

              (Exact name of registrant as specified in its charter)

         MICHIGAN                      1-7418                       35-1313928
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    (State or other jurisdiction      (Commission             (I.R.S. Employer
         of incorporation)            File Number)         Identification No.)

    1601 WALL STREET, FORT WAYNE, INDIANA                                46802
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    (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code:  (219) 461-4000

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          (Former name or former address, if changed since last report.)


    ITEM 5. OTHER EVENTS.

      On April 13, 1995 the registrant and its parent, BCP/Essex Holdings Inc., issued the press release attached hereto as Exhibit 20.1, which is incorporated herein by reference.

    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits:

                  Item  Exhibit Index

                  20.1 Press release by the registrant and BCP/Essex Holdings Inc. on April 13, 1995


                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          ESSEX GROUP, INC.
                                            (Registrant)




    April 13, 1995                        /s/ James D. Rice
                                          ---------------------------------
                                          James D. Rice
                                          Senior Vice President,
                                          Corporate Controller
                                          (Principal Accounting Officer)


                                                                EXHIBIT 20.1

                                                      Contact:  Tom Castaldi
                                                                (219) 461-4381

    FOR IMMEDIATE RELEASE


           BCP/ESSEX HOLDINGS TO REDEEM 16% SENIOR DISCOUNT DEBENTURES


    FORT WAYNE, Ind., April 13, 1995 -- BCP/Essex Holdings Inc., parent company of Essex Group, Inc., is issuing a notice of redemption to all holders of its 16% Senior Discount Debentures Due 2004, totaling $272,850,000. The redemption will take place on May 15, 1995. The debentures were issued on May 1, 1989.

      BCP/Essex Holdings Inc. will finance the redemption through cash received from Essex, which will, in turn, obtain funds from borrowings under a new credit agreement, a capital lease financing facility and an unsecured term loan.

      Essex Group, Inc., is one of the world's largest producers of electrical wire and cable products and a Fortune 500 manufacturing company. The company's three divisions, supported by 26 manufacturing facilities in twelve states, produce a broad product line that includes magnet wire, building wire, automotive wire, appliance wire, industrial wire, electronic wire, specialty wiring assemblies, telecommunication wire and electrical insulation materials.